EXHIBIT 10.69
AMENDMENT NO. 1 TO WARRANT

This AMENDMENT NO. 1 TO WARRANT (this “Amendment”), dated as of January 23, 2008, is by and between Tekoil & Gas Corporation, a Delaware corporation (the “Company”), and RAB Special Situations (Master) Fund Limited (“RAB”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant (as defined below).

Recitals

WHEREAS, on December 10, 2007, the Company issued a Warrant to Purchase Common Stock (the “Warrant”) to RAB for the purchase of 3,571,429 shares of common stock of the Company.

WHEREAS, pursuant to Section 14 of the Warrant, the Warrant may be amended by written consent of the Company and RAB.

WHEREAS, the Company and RAB desire to amend the Warrant as set forth herein.

Agreement

NOW THEREFORE, the parties hereto agree as follows:

1. New Section 18. Effective as of December 10, 2007, the Warrant shall be amended by adding new Section 18 as follows:

“18. Restrictions on Exercise. Notwithstanding anything contained herein to the contrary, the Warrant shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise of this Warrant, if, after giving effect to such exercise, the Holder, together with any affiliate of the Holder (including any person or company acting jointly or in concert with the Holder) would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company immediately after giving effect to such exercise; provided, however, that upon the Holder providing the Company with sixty-one (61) days notice (the “Waiver Notice”) that the Holder would like to waive this Section 18 with regard to any or all shares of common stock issuable upon exercise of this Warrant, this Section 18 will be of no force or effect with regard to all or a portion of this Warrant referenced in the Waiver Notice. For purposes of this Section 18, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.”

2. Effect of Amendment. Except as expressly amended, modified or supplemented hereby, the Warrant is hereby reaffirmed and remains in full force and effect. On and after the date hereof, each reference in the Warrant to “this Warrant,” “hereunder,” “hereof,” “herein,” or words of similar import referring to the Warrant, will mean, and will be a reference to, the Warrant as amended by this Amendment.

3. Amendment. This Amendment may not be amended, modified or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto and specifically referencing this Amendment.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same agreement.

5. Governing Law. This Amendment shall be construed, and the rights and liabilities determined, in accordance with the laws of the State of Delaware, without regard to the conflict of laws rules of such jurisdiction.

6. Entire Agreement. This Amendment and all other agreements and documents referred herein constitutes the entire agreement between the Company and RAB. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party hereto to any other party concerning the subject matter hereof. All prior and contemporaneous conversations, negotiations, possible and alleged agreements, representations, covenants and warranties concerning the subject matter hereof are merged herein.

[Signatures on Following Page]

IN WITNESS WHEREOF, each of the Company and RAB has caused this Amendment to be executed as of the date first set forth above.

TEKOIL & GAS CORPORATION

By:  /s/ Mark Western
Name: Mark Western
Title: President & CEO

RAB Special Situations (Master) Fund Limited by

/s/ Simon Gwyther
(Signature)

Simon Gwyther
(Name)

/s/ Fraser McGee
(Signature)

Fraser McGee
(Name)

Authorised signatories for RAB Capital plc for and on behalf of RAB Special Situations (Master) Fund Limited